UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            June 21, 2007
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(651) 481-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On June 21, 2007, Moody’s Investors Service (“Moody’s”) upgraded the secured and unsecured debt of Land O’Lakes, Inc., a Minnesota cooperative corporation (the “Company”), as well as the Company’s corporate rating, as follows:

Moody’s Rating
Facility Ratings	From	To
$225 million senior secured revolving credit (2011)	Ba1	Baa3
$175 million 9.0% senior second secured (2010)	Ba2	Ba1
$193 million 8.75% senior unsecured (2011)	Ba3	Ba2
$191 million 7.45% Trust preferred (2028)	B2	B1

	From	To
Corporate Rating	Ba3	Ba2
Moody’s indicated that the Company’s debt ratings outlook is stable.
The rating upgrades do not impact the interest rates associated with these facilities, and thus have no direct financial impact to the Company. For further information on Moody’s rating action, please refer to Moody’s press release dated June 21, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: June 21, 2007	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President & Chief Financial Officer